Filed pursuant to Rule 497(e)
File Nos. 33-78944 and 811-08512

PREMIER VIT

OpCap Renaissance Portfolio

Supplement Dated August 24, 2007
to the Prospectus Dated May 1, 2007

At a meeting of the Board of Trustees of Premier VIT (‘‘the Fund’’) held on August 14, 2007, the Board approved the closing and termination of the above-referenced Portfolio of the Fund. The Portfolio will cease accepting new investments as soon as reasonably practicable given the operational considerations of the user insurance companies. Within a reasonable time thereafter, the Portfolio will close and permanently cease operations. Shareholders of the Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the Portfolio before the closing and termination.

Also, effective August 31, 2007, the information under ‘‘Fund Management — Portfolio Managers’’ in the Prospectus is hereby replaced with the following:

Portfolio Managers

Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is responsible for overseeing the Renaissance Portfolio’s portfolio management team. He joined Oppenheimer Capital in 1989. Mr. Glinsman holds a BA in Economics from Yale University and an MS in Accounting from New York University.

Nicholas Frelinghuysen, Senior Vice President of Oppenheimer Capital, is a co-portfolio manager of the Renaissance Portfolio (since 2006). Mr. Frelinghuysen has been a Research Analyst for Oppenheimer Capital since 1999. He graduated from Princeton University with a BA in English and holds an MBA in Finance from the University of Pennsylvania’s Wharton School of Business.

Bradley Holmes, Senior Vice President of Oppenheimer Capital, is a co-portfolio manager of the Renaissance Portfolio (since 2006). Mr. Holmes joined Oppenheimer Capital in 1993. He holds a Bachelor of General Studies from the University of Michigan and an MBA in Finance and Accounting from New York University’s Stern School of Business.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.